Exhibit 23(e)(25) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

Exhibit SS
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated International Strategic Value Fund
Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit TT
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated International Strategic Value Fund
Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit UU
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated International Strategic Value Fund
Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit YY
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Mid Value Fund
Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit ZZ
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Mid Value Fund
Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit AAA
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Mid Value Fund
Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit BBB
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Small Value Fund
Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit CCC
to the
Distributor’s Contract
FEDERATED EQUITY FUNDS
Federated Clover Small Value Fund
Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit DDD
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Small Value Fund
Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit EEE
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Value Fund
Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit FFF
to the
Distributor’s Contract
FEDERATED EQUITY FUNDS
Federated Clover Value Fund
Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit GGG
to the
Distributor’s Contract
FEDERATED EQUITY FUNDS
Federated Clover Value Fund
Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President

Exhibit HHH
to the
Distributor’s Contract

FEDERATED EQUITY FUNDS
Federated Clover Value Fund
Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.
The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”).  Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.
During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month.  For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.
FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.
FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein.  FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers.  The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.
FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title: President

Federated Securities Corp.

By:  /s/ Thomas E. Territ
Name:  Thomas E. Territ
Title:  President